Horizon Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
August 31, 2023 (Unaudited)

Shares		Value
	INVESTMENT COMPANIES - 99.3%
	Exchange Traded Funds - 99.3%
100,006	iShares Preferred & Income Securities ETF	$3,075,185
660,515	SPDR Blackstone / GSO Senior Loan ETF (a)	27,820,892
208,343	SPDR Bloomberg 1-3 Month T-Bill ETF	19,138,388
314,101	SPDR Bloomberg Barclays Convertible Securities ETF	21,917,968
604,341	VanEck Fallen Angel High Yield Bond ETF	16,764,419
364,034	Xtrackers USD High Yield Corporate Bond ETF	12,595,576
	TOTAL TOTAL INVESTMENT COMPANIES (Cost - $100,511,677)	101,312,428

	SHORT TERM INVESTMENTS - 0.7%
	Money Market Funds - 0.7%
701,733	First American Treasury Obligations Fund, Class X, 5.26% (b)	701,733
	TOTAL SHORT TERM INVESTMENTS (Cost - $701,733)	701,733

	TOTAL INVESTMENTS - 100.0% (Cost - $101,213,410)	102,014,161
	Other Assets in Excess of Liabilities - 0.0%	38,311
	NET ASSETS - 100.0%	$102,052,472

Percentages are stated as a percent of net assets.
(a) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b) Interest rate reflects seven-day yield on August 31, 2023.